Exhibit 99.1

RAFAEL HOLDINGS, INC.

PRO FORMA FINANCIAL INFORMATION

(Unaudited)

The following unaudited pro forma consolidated financial statements have been prepared to provide pro forma information with regard to a real estate disposition. The unaudited pro forma consolidated financial statements should be read in conjunction with Rafael Holdings, Inc.’s (the “Company”) Annual Report on Form 10-K for the year ended July 31, 2021, filed with the Securities and Exchange Commission (the “SEC”) on October 18, 2021, and Form 10-Q for the three months ended April 30, 2022 filed with the SEC on June 14, 2022.

On August 22, 2022, Broad Atlantic Associates, LLC (the “Seller”), a wholly-owned subsidiary of the Company, completed the sale of the building owned by the Seller located at 520 Broad Street in Newark, New Jersey, and an associated 800-car public garage (the “Property”) to 520 Broad Holdings LLC, 26 Lombardy Holdings LLC and 1073 McCarter Holdings LLC, entities owned by The Sinai Equity Group (the “Buyer”) for a purchase price of $49.4 million. The Property served as the Company’s headquarters and has several tenants.

The Property was encumbered by a mortgage securing a $15 million loan which was paid off in this transaction. After repaying the loan, commissions, taxes, and other related costs, the Company received a net cash amount of approximately $33 million at closing.

The accompanying unaudited pro forma consolidated balance sheet as of April 30, 2022 has been prepared to give effect to the disposition of certain assets and liabilities related to the Property as if it had been completed on April 30, 2022. The unaudited pro forma consolidated statements of operations for the nine months ended April 30, 2022 and for the year ended July 31, 2021 gives effect to the disposition as if it had been completed on August 1, 2020.

The unaudited pro forma consolidated financial statements have been prepared in accordance with Regulation S-X Article 11, Pro Forma Financial Information, as amended by the final rule, Amendments to Financial Disclosures about Acquired and Disposed Businesses, as adopted by the SEC in May 2020 (“Article 11”). These unaudited pro forma consolidated financial statements were prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved by the Company had the disposition of the Property been consummated as of the dates indicated.

RAFAEL HOLDINGS, INC.

PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF APRIL 30, 2022

(Unaudited, in thousands, except share and per share data)

	Historical As Reported	Transaction Accounting Adjustments		Pro Forma
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$28,965	$33,032	(a)	$61,997
Restricted cash	—	—		—
Available-for-sale securities	30,407	—		30,407
Interest receivable	258	—		258
Trade accounts receivable, net of allowance for doubtful accounts of $186 and $193 at April 30, 2022 and July 31, 2021, respectively	631	—		631
Prepaid expenses and other current assets	2,251	(375	)(b)	1,876
Total current assets	62,512	32,657		95,169

Property and equipment, net	42,183	(40,396	)(c)	1,787
Investments – Other Pharmaceuticals	477	—		477
Investments – Hedge Funds	4,684	—		4,684
In-process research and development and patents	1,575	—		1,575
Other assets	1,351	—		1,351
TOTAL ASSETS	$112,782	$(7,739)		$105,043

LIABILITIES AND EQUITY

CURRENT LIABILITIES
Trade accounts payable	$873	$—		$873
Accrued expenses	1,335	—		1,335
Other current liabilities	611	(375	)(b)	236
Due to related parties	69	—		69
Note payable, net of debt issuance costs	14,903	(14,903	)(d)	—
Total current liabilities	17,791	(15,278)		2,513

Other liabilities	85	—		85
TOTAL LIABILITIES	17,876	(15,278)		2,598

COMMITMENTS AND CONTINGENCIES

EQUITY
Class A common stock, $0.01 par value; 35,000,000 shares authorized, 787,163 shares issued and outstanding as of April 30, 2022 and July 31, 2021, respectively	8	—		8
Class B common stock, $0.01 par value; 200,000,000 shares authorized, 20,004,234 issued and 19,981,157 outstanding as of April 30, 2022, and 16,947,066 issued and 16,936,864 outstanding as of July 31, 2021	200	—		200
Additional paid-in capital	254,892			254,892
Accumulated deficit	(160,673)	7,539	(e)	(153,134)
Accumulated other comprehensive loss related to unrealized loss on available-for-sale securities	(48)	—		(48)
Accumulated other comprehensive income related to foreign currency translation adjustment	3,767	—		3,767
Total equity attributable to Rafael Holdings, Inc.	98,146	7,539		105,685
Noncontrolling interests	(3,240)	—		(3,240)
TOTAL EQUITY	94,906	7,539		102,445
TOTAL LIABILITIES AND EQUITY	$112,782	$(7,739)		$105,043

(a)	Adjustment to reflect gross cash consideration of $49.4 million received in the transaction, net of repayment of the loan of $15 million, commissions, taxes, and transaction costs incurred in connection with the closing, for a total net proceeds of approximately $33 million.

(b)	Adjustment to derecognize approximately $0.4 million deposit held in escrow in connection with the closing of the Property.

(c)	Adjustment to reflect the disposition of the Property sold in the transaction

(d)	Adjustment to derecognize liabilities, and payoff of a loan of $15 million secured by the Property.

(e)	Adjustment to reflect the impact of the estimated gain on sale and transaction costs.

RAFAEL HOLDINGS, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS

FOR THE NINE MONTHS ENDED APRIL 30, 2022

(Unaudited, in thousands, except share and per share data)

	Historical As Reported	Transaction Accounting Adjustments		Pro Forma
REVENUE
Rental – Third Party	$624	$(487	)(a)	$137
Rental – Related Party	1,749	(1,665	)(a)	84
Parking	518	(518	)(a)	—
Other – Related Party	120	—		120
Total revenue	3,011	(2,670)		341

COSTS AND EXPENSES
Selling, general and administrative	15,936	(2,006	)(b)	13,930
Research and development	6,901	—		6,901
Depreciation and amortization	1,142	(1,088	)(c)	54
Provision for loss on receivable pursuant to line of credit	25,000	—		25,000
Provision for losses on related party receivables	10,095	—		10,095
Loss from operations	(56,063)	424		(55,639)

Interest (expense) income, net	(1,153)	1,289	(d)	136
Impairment of cost method investment - Cornerstone Pharmaceuticals (f/k/a Rafael Pharmaceuticals)	(79,141)	—		(79,141)
Loss on available-for-sale securities	(2)	—		(2)
Unrealized loss on investments - Hedge Funds	(584)	—		(584)
Loss before income taxes	(136,943)	1,713		(135,230)
Provision for income taxes	(6)	—		(6)
Equity in loss of RP Finance	(575)	—		(575)
Consolidated net loss	(137,524)	1,713		(135,811)
Net loss attributable to noncontrolling interests	(17,650)	—		(17,650)
Net loss attributable to Rafael Holdings, Inc.	$(119,874)	$1,713		$(118,161)

Loss per share
Basic and diluted	$(6.16)			$(6.07)

Weighted average number of shares used in calculation of loss per share	—			—
Basic and diluted	19,472,178			19,472,178

(a)	Adjustment to remove rental revenue received from tenants at the Property.

(b)	Adjustment to selling, general and administrative expenses for operating costs on the Property.

(c)	Adjustment to remove historical depreciation expense on the Property.

(d)	Adjustment to remove interest expense incurred on the $15 million loan secured by the Property.

RAFAEL HOLDINGS, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS

FOR THE YEAR ENDED JULY 31, 2021

(Unaudited, in thousands, except share and per share data)

	Historical As Reported	Transaction Accounting Adjustments		Pro Forma
REVENUES
Rental – Third Party	$890	$(676	)(a)	$214
Rental – Related Party	2,099	(1,991	)(a)	108
Parking	502	(502	)(a)	—
Other – Related Party	480	—		480
Total Revenue	3,971	(3,169)		802

COSTS AND EXPENSES
Selling, general and administrative	20,416	(3,391	)(b)	17,025
Research and development	4,907	—		4,907
Depreciation and amortization	1,460	(1,390	)(c)	70
Impairment - Altira	7,000	—		7,000
Loss from operations	(29,812)	1,612		(28,200)

Interest expense, net	(102)	92	(d)	(10)
Gain on sale of building	749	—		749
Impairment of investments - Other Pharmaceuticals	(724)	—		(724)
Unrealized gain on investments - Hedge Funds	4,758	—		4,758
Loss before income taxes	(25,131)	1,704		(23,427)
Provision for income taxes	(18)	—		(18)
Equity in earnings of RP Finance	383	—		383
Consolidated net loss	(24,766)	1,704		(23,062)
Net loss attributable to noncontrolling interests	(222)	—		(222)
Net loss attributable to Rafael Holdings, Inc.	$(24,544)	$1,704		$(22,840)

Loss per share
Basic and Diluted	$(1.49)			$(1.38)

Weighted average number of shares used in calculation of loss per share
Basic and Diluted	16,522,686			16,522,686

(a)	Adjustment to remove rental revenue received from tenants at the Property.

(b)	Adjustment to selling, general and administrative expenses for operating costs on the Property.

(c)	Adjustment to remove historical depreciation expense on the Property.

(d)	Adjustment to remove interest expense incurred on the $15 million loan secured by the Property.

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